UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of report (Date of earliest event reported)
                                December 29, 2005

                             TEDA TRAVEL GROUP, INC.
       ___________________________________________________________________
             (Exact name of registrant as specified in its charter)

           Delaware                     000-30264                 11-3177042
________________________________________________________________________________
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

  Suite 2102 Chinachem Century Tower, 178 Gloucester Road,          94065
                   Wanchai, Hong Kong
________________________________________________________________________________
          (Address of Principal Executive Offices)                 (Zip Code)

                                 (852) 2833-2186
            _________________________________________________________
               Registrant's Telephone Number, Including Area Code

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________________


Item 1.01. Entry into a Material Definitive Agreement

On December 29, 2005, Registrant entered into an Agreement for the Purchase and Sale of Stock with Far Coast Asia Limited (the "Agreement") providing for the sale of all of Registrant's ownership interest in Tianjin Teda Yide Industrial Company Limited (f/k/a Tianjin Yide Real Estate Co., Ltd), a sino-foreign joint venture ("Yide"). Registrant owns 35% of the outstanding capital of Yide. Pursuant to the terms of the Agreement, Far Coast paid Registrant an amount equal to US$300,000 upon the execution of the Agreement and will pay an amount equal to US$2,700,000 on or before the closing of the transaction (the "Purchase Price"). The Purchase Price is to be paid to the Registrant in Hong Kong dollars. The transaction is expected to close within 45 days. Far Coast and its affiliated entities have no prior relationship to Registrant and its affiliated entities.

The transaction is subject to certain conditions, including approval of Registrant's stockholders. A majority of the outstanding voting shares of Registrant are held by 8 stockholders, including the Company's Chairman and Chief Executive Officer, who are expected to vote in favor of the transaction.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

Exhibit
Number   Description
_______ ________________________________________________________________________

 2.1     Agreement for the Purchase and Sale of Stock dated December 29, 2005




                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                                   TEDA TRAVEL GROUP, INC.


Date: January 5, 2006                            By:   /s/ Godfrey Chin Tong Hui
                                                --------------------------------
                                                           Godfrey Chin Tong Hui
                                                         Chief Executive Officer